                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements (File No. 333-53083 and File No. 333-60135).



/s/ Arthur Anderson LLP


Baltimore, Maryland,
April 20, 1999